Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FIRST QUARTER 2006

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

May 3, 2006

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

The International Investments segment reflects, for all periods presented, the results of certain initiatives that were formerly reported in Corporate and Other.

In addition, revenues, expenses and liabilities as reported herein reflect certain reclassifications to conform to current reporting practices.

iii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2005				2006
2006	2005			1Q	2Q	3Q	4Q	1Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
298	255	17%	Insurance Division	255	266	341	365	298
240	304	-21%	Investment Division	304	150	257	(4)	240
382	310	23%	International Insurance and Investments Division	310	346	383	377	382
26	17	53%	Corporate and other operations	17	59	50	76	26

946	886	7%	Total pre-tax adjusted operating income	886	821	1,031	814	946
277	285	-3%	Income taxes, applicable to adjusted operating income	285	253	292	290	277

669	601	11%	Financial Services Businesses after-tax adjusted operating income	601	568	739	524	669

			Items excluded from adjusted operating income:
51	236	-78%	Realized investment gains (losses), net, and related charges and adjustments	236	249	80	(1)	51
(114)	(132)	14%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(132)	190	(99)	8	(114)
66	88	-25%	Change in experience-rated contractholder liabilities due to asset value changes	88	(145)	47	(34)	66
8	(5)	260%	Divested businesses	(5)	3	(3)	(45)	8

11	187	-94%	Total items excluded from adjusted operating income, before income taxes	187	297	25	(72)	11
2	21	-90%	Income taxes, not applicable to adjusted operating income	21	67	(572)	72	2

9	166	-95%	Total items excluded from adjusted operating income, after income taxes	166	230	597	(144)	9

678	767	-12%	Income from continuing operations (after-tax) of Financial Services Businesses	767	798	1,336	380	678
(3)	(1)	-200%	Loss from discontinued operations, net of taxes	(1)	(44)	(14)	(3)	(3)

675	766	-12%	Net income of Financial Services Businesses	766	754	1,322	377	675

			Earnings per share of Common Stock (diluted):
1.36	1.18		Financial Services Businesses after-tax adjusted operating income	1.18	1.12	1.46	1.06	1.36
			Items excluded from adjusted operating income:
0.10	0.45		Realized investment gains (losses), net, and related charges and adjustments	0.45	0.47	0.15	—	0.10
(0.23)	(0.25)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.25)	0.37	(0.19)	0.02	(0.23)
0.13	0.16		Change in experience-rated contractholder liabilities due to asset value changes	0.16	(0.28)	0.09	(0.07)	0.13
0.02	(0.01)		Divested businesses	(0.01)	0.01	—	(0.09)	0.02

0.02	0.35		Total items excluded from adjusted operating income, before income taxes	0.35	0.57	0.05	(0.14)	0.02
—	0.04		Income taxes, not applicable to adjusted operating income	0.04	0.13	(1.10)	0.14	—

0.02	0.31		Total items excluded from adjusted operating income, after income taxes	0.31	0.44	1.15	(0.28)	0.02

1.38	1.49		Income from continuing operations (after-tax) of Financial Services Businesses	1.49	1.56	2.61	0.78	1.38
—	—		Income (loss) from discontinued operations, net of taxes	—	(0.08)	(0.02)	—	—

1.38	1.49		Net income of Financial Services Businesses	1.49	1.48	2.59	0.78	1.38

504.1	530.0		Weighted average number of outstanding Common shares (diluted basis)	530.0	525.2	518.3	510.2	504.1
13.55%	12.60%		Operating Return on Average Equity (based on adjusted operating income)	12.60%	11.71%	14.67%	10.54%	13.55%
			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
675	766		Net income of Financial Services Businesses (above)	766	754	1,322	377	675
58	163		Net income (loss) of Closed Block Business	163	129	42	(13)	58

733	929		Consolidated net income	929	883	1,364	364	733

19	22		Direct equity adjustments for earnings per share calculations	22	22	19	19	19

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	6,253	5,856	5,572	9,447	9,685
		Long-term debt	5,981	6,984	7,053	6,520	7,284

		Attributed Equity:
		Including accumulated other comprehensive income	21,244	22,375	22,493	21,654	21,229
		Excluding unrealized gains and losses on investments	20,008	20,311	21,025	20,206	20,426
		Excluding accumulated other comprehensive income	19,907	20,292	21,083	20,546	20,717

		Total Capitalization:
		Including accumulated other comprehensive income	27,225	29,359	29,546	28,174	28,513
		Excluding unrealized gains and losses on investments	25,989	27,295	28,078	26,726	27,710
		Excluding accumulated other comprehensive income	25,888	27,276	28,136	27,066	28,001

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	40.35	42.82	43.79	42.70	42.43
		Excluding unrealized gains and losses on investments	38.00	38.87	40.94	39.85	40.83
		Excluding accumulated other comprehensive income	37.81	38.84	41.05	40.52	41.41

		Number of diluted shares at end of period	526.5	522.5	513.6	507.1	500.3

		Common Stock Price Range (based on closing price):
77.48	59.32	High	59.32	66.30	68.30	77.96	77.48
73.19	52.62	Low	52.62	55.23	63.09	63.27	73.19
75.81	57.40	Close	57.40	65.66	67.56	73.19	75.81

		Common Stock market capitalization (1)	29,828	33,707	34,118	36,412	37,288

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

OPERATIONS HIGHLIGHTS

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		Assets Under Management and Administration ($ billions) (1) (2):

		Assets Under Management:
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	64.8	65.7	70.5	73.5	75.6
		Institutional customers	119.0	125.3	129.8	134.7	138.7
		General account	155.3	157.6	156.3	159.2	157.8

		Total Investment Management and Advisory Services	339.1	348.6	356.6	367.4	372.1
		Non-proprietary assets under management	44.0	46.5	48.0	48.1	51.3

		Total managed by Investment Division	383.1	395.1	404.6	415.5	423.4
		Managed by International Insurance and Investments Division	74.0	74.1	73.0	71.4	74.5
		Managed by Insurance Division	38.6	41.8	44.0	44.6	49.5

		Total assets under management	495.7	511.0	521.6	531.5	547.4
		Client assets under administration	85.3	90.0	96.9	92.5	100.0

		Total assets under management and administration	581.0	601.0	618.5	624.0	647.4

		Assets managed or administered for customers outside of the United States at end of period	104.9	107.0	108.8	100.4	105.3

		Distribution Representatives (1):
		Prudential Agents	3,519	3,340	3,212	2,946	2,850
		International Life Planners	5,555	5,529	5,702	5,694	5,765
		Gibraltar Life Advisors	4,902	4,788	5,349	5,436	5,716

45	37	Prudential Agent productivity ($ thousands)	37	42	43	61	45

		Third Party Distribution - Retail Products ($ millions) (3):
47	39	Individual life insurance (4)	39	47	55	66	47
—	1	Corporate-owned life insurance sales	1	1	3	2	—
1,752	1,137	Individual annuities	1,137	1,640	1,596	1,600	1,752
8,282	6,261	Mutual funds and wrap-fee products	6,261	6,490	6,164	6,624	8,282

(1)	As of end of period.
(2)	At fair market value.
(3)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(4)	Excludes corporate-owned life insurance sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2005				2006
2006	2005			1Q	2Q	3Q	4Q	1Q
			Revenues (1):

2,610	2,503	4%	Premiums	2,503	2,561	2,558	2,430	2,610
662	617	7%	Policy charges and fee income	617	615	668	629	662
1,801	1,625	11%	Net investment income	1,625	1,644	1,731	1,810	1,801
1,054	848	24%	Asset management fees, commissions and other income	848	852	960	948	1,054

6,127	5,593	10%	Total revenues	5,593	5,672	5,917	5,817	6,127

			Benefits and Expenses (1):

2,583	2,520	3%	Insurance and annuity benefits	2,520	2,495	2,480	2,419	2,583
652	605	8%	Interest credited to policyholders’ account balances	605	626	653	632	652
201	111	81%	Interest expense	111	134	143	180	201
(501)	(422)	-19%	Deferral of acquisition costs	(422)	(496)	(444)	(439)	(501)
240	235	2%	Amortization of acquisition costs	235	232	271	172	240
2,006	1,658	21%	General and administrative expenses	1,658	1,860	1,783	2,039	2,006

5,181	4,707	10%	Total benefits and expenses	4,707	4,851	4,886	5,003	5,181

946	886	7%	Adjusted operating income before income taxes	886	821	1,031	814	946

			Items excluded from adjusted operating income before income taxes:
51	257	-80%	Realized investment gains (losses), net, and related adjustments	257	322	90	3	51
—	(21)	100%	Related charges	(21)	(73)	(10)	(4)	—

51	236	-78%	Total realized investment gains (losses), net, and related charges and adjustments	236	249	80	(1)	51

(114)	(132)	14%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(132)	190	(99)	8	(114)
66	88	-25%	Change in experience-rated contractholder liabilities due to asset value changes	88	(145)	47	(34)	66
8	(5)	260%	Divested businesses	(5)	3	(3)	(45)	8

11	187	-94%	Total items excluded from adjusted operating income before income taxes	187	297	25	(72)	11

957	1,073	-11%	Income from continuing operations before income taxes	1,073	1,118	1,056	742	957
279	306	-9%	Income tax expense (benefit)	306	320	(280)	362	279

678	767	-12%	Income from continuing operations	767	798	1,336	380	678

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $100,336; $100,778; $99,912; $101,651; $102,680)	104,003	106,214	103,811	105,659	104,744
Fixed maturities, held to maturity, at amortized cost (fair value $3,412; $3,294; $3,172; $3,345; $3,507)	3,389	3,245	3,170	3,362	3,537
Trading account assets supporting insurance liabilities, at fair value	13,232	13,737	14,208	13,781	13,877
Other trading account assets, at fair value	1,488	1,410	1,409	1,443	2,358
Equity securities, available for sale, at fair value (cost $1,638; $1,640; $1,636; $1,651; $1,682)	1,865	1,867	1,954	2,043	2,149
Commercial loans	17,360	17,189	17,167	17,177	17,721
Policy loans	2,943	2,935	2,959	2,967	3,094
Securities purchased under agreements to resell	171	60	146	413	103
Other long-term investments	4,540	4,331	4,341	4,495	4,920
Short-term investments	2,992	2,541	2,160	2,565	2,404

Total investments	151,983	153,529	151,325	153,905	154,907
Cash and cash equivalents	6,291	6,055	6,124	5,493	5,915
Accrued investment income	1,375	1,350	1,402	1,358	1,400
Reinsurance recoverables	3,767	3,648	3,673	3,548	3,480
Deferred policy acquisition costs	7,854	7,891	8,131	8,357	8,776
Other assets	15,697	14,466	14,975	15,069	16,279
Separate account assets	142,568	149,256	155,400	157,561	170,134

Total assets	329,535	336,195	341,030	345,291	360,891

Liabilities:
Future policy benefits	53,927	53,886	53,005	51,998	52,909
Policyholders’ account balances	70,569	70,998	71,136	69,852	70,411
Reinsurance payables	3,345	3,203	3,210	3,069	2,994
Securities sold under agreements to repurchase	6,087	5,739	5,682	6,801	7,141
Cash collateral for loaned securities	3,246	3,048	2,995	3,425	3,139
Income taxes payable	2,278	2,602	2,084	2,136	2,500
Securities sold but not yet purchased	466	144	207	223	132
Short-term debt	6,253	5,856	5,572	9,447	9,685
Long-term debt	5,981	6,984	7,053	6,520	7,284
Other liabilities	13,571	12,104	12,193	12,605	13,333
Separate account liabilities	142,568	149,256	155,400	157,561	170,134

Total liabilities	308,291	313,820	318,537	323,637	339,662

Attributed Equity:
Accumulated other comprehensive income	1,337	2,083	1,410	1,108	512
Other attributed equity	19,907	20,292	21,083	20,546	20,717

Total attributed equity	21,244	22,375	22,493	21,654	21,229

Total liabilities and attributed equity	329,535	336,195	341,030	345,291	360,891

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,610	982	92	1,539	(3)
Policy charges and fee income	662	543	48	76	(5)
Net investment income	1,801	421	853	330	197
Asset management fees, commissions and other income	1,054	175	741	160	(22)

Total revenues	6,127	2,121	1,734	2,105	167

Benefits and Expenses (1):
Insurance and annuity benefits	2,583	1,070	269	1,230	14
Interest credited to policyholders’ account balances	652	180	429	57	(14)
Interest expense	201	30	46	3	122
Deferral of acquisition costs	(501)	(256)	(22)	(256)	33
Amortization of acquisition costs	240	131	13	116	(20)
General and administrative expenses	2,006	668	759	573	6

Total benefits and expenses	5,181	1,823	1,494	1,723	141

Adjusted operating income before income taxes	946	298	240	382	26

	Three Months Ended March 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,503	935	41	1,532	(5)
Policy charges and fee income	617	504	46	71	(4)
Net investment income	1,625	433	770	305	117
Asset management fees, commissions and other income	848	136	616	120	(24)

Total revenues	5,593	2,008	1,473	2,028	84

Benefits and Expenses (1):
Insurance and annuity benefits	2,520	1,052	215	1,237	16
Interest credited to policyholders’ account balances	605	177	384	48	(4)
Interest expense	111	25	22	6	58
Deferral of acquisition costs	(422)	(165)	(17)	(257)	17
Amortization of acquisition costs	235	127	14	107	(13)
General and administrative expenses	1,658	537	551	577	(7)

Total benefits and expenses	4,707	1,753	1,169	1,718	67

Adjusted operating income before income taxes	886	255	304	310	17

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	154,907	30,580	61,113	49,163	14,051
Deferred policy acquisition costs	8,776	4,817	138	3,972	(151)
Other assets	27,074	4,665	9,148	7,884	5,377
Separate account assets	170,134	86,110	85,179	95	(1,250)

Total assets	360,891	126,172	155,578	61,114	18,027

Liabilities:
Future policy benefits	52,909	7,288	12,936	32,039	646
Policyholders’ account balances	70,411	18,879	38,282	14,430	(1,180)
Debt	16,969	2,339	2,333	1,293	11,004
Other liabilities	29,239	5,899	11,009	7,395	4,936
Separate account liabilities	170,134	86,110	85,179	95	(1,250)

Total liabilities	339,662	120,515	149,739	55,252	14,156

Attributed Equity:
Accumulated other comprehensive income (loss)	512	67	(99)	635	(91)
Other attributed equity	20,717	5,590	5,938	5,227	3,962

Total attributed equity	21,229	5,657	5,839	5,862	3,871

Total liabilities and attributed equity	360,891	126,172	155,578	61,114	18,027

	As of December 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	153,905	31,117	60,941	47,930	13,917
Deferred policy acquisition costs	8,357	4,613	119	3,761	(136)
Other assets	25,468	3,531	8,524	7,343	6,070
Separate account assets	157,561	77,518	81,204	67	(1,228)

Total assets	345,291	116,779	150,788	59,101	18,623

Liabilities:
Future policy benefits	51,998	7,201	13,339	30,800	658
Policyholders’ account balances	69,852	19,132	37,901	13,893	(1,074)
Debt	15,967	1,950	1,623	1,032	11,362
Other liabilities	28,259	4,949	10,707	7,672	4,931
Separate account liabilities	157,561	77,518	81,204	67	(1,228)

Total liabilities	323,637	110,750	144,774	53,464	14,649

Attributed Equity:
Accumulated other comprehensive income	1,108	293	65	737	13
Other attributed equity	20,546	5,736	5,949	4,900	3,961

Total attributed equity	21,654	6,029	6,014	5,637	3,974

Total liabilities and attributed equity	345,291	116,779	150,788	59,101	18,623

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of March 31, 2006				As of December 31, 2005
	Short-term Debt	Long-term Debt	Total Debt		Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	5	4,363	4,368		353	3,846	4,199
Investment related	5,472	2,836	8,308		5,442	2,449	7,891
Securities business related	3,238	—	3,238		2,758	107	2,865
Specified other businesses	968	31	999		893	63	956
Limited recourse and non-recourse borrowing	2	54	56		1	55	56

Total debt - Financial Services Businesses	9,685	7,284	16,969		9,447	6,520	15,967

Ratio of long-term and short-term capital debt to capitalization			17.6%				17.2%

Closed Block Business
Investment related	1,671	—	1,671		1,667	—	1,667
Limited recourse and non-recourse borrowing	—	1,750	1,750		—	1,750	1,750

Total debt	1,671	1,750	3,421		1,667	1,750	3,417

	As of March 31, 2006				As of December 31, 2005
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	3,071	1,297	—	4,368	2,902	1,297	—	4,199
Investment related	4,396	3,912	—	8,308	4,173	3,718	—	7,891
Securities business related	1,154	1,141	943	3,238	1,117	1,173	575	2,865
Specified other businesses	67	715	217	999	116	692	148	956
Limited recourse and non-recourse borrowing	—	—	56	56	—	—	56	56

Total debt - Financial Services Businesses	8,688	7,065	1,216	16,969	8,308	6,880	779	15,967

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $693 million of Surplus Notes for March 31, 2006 and December 31, 2005, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2005				2006
2006	2005			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
982	935	5%	Premiums	935	938	912	943	982
543	504	8%	Policy charges and fee income	504	505	559	530	543
421	433	-3%	Net investment income	433	421	429	428	421
175	136	29%	Asset management fees, commissions and other income	136	164	181	161	175

2,121	2,008	6%	Total revenues	2,008	2,028	2,081	2,062	2,121

			Benefits and Expenses (1):
1,070	1,052	2%	Insurance and annuity benefits	1,052	1,029	938	994	1,070
180	177	2%	Interest credited to policyholders’ account balances	177	183	180	175	180
30	25	20%	Interest expense	25	25	31	30	30
(256)	(165)	-55%	Deferral of acquisition costs	(165)	(234)	(202)	(196)	(256)
131	127	3%	Amortization of acquisition costs	127	126	180	112	131
668	537	24%	General and administrative expenses	537	633	613	582	668

1,823	1,753	4%	Total benefits and expenses	1,753	1,762	1,740	1,697	1,823

298	255	17%	Adjusted operating income before income taxes	255	266	341	365	298

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2006
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	982	115	867	100	15
Policy charges and fee income	543	466	77	266	200
Net investment income	421	272	149	127	145
Asset management fees, commissions and other income	175	159	16	66	93

Total revenues	2,121	1,012	1,109	559	453

Benefits and Expenses (1):
Insurance and annuity benefits	1,070	210	860	161	49
Interest credited to policyholders’ account balances	180	131	49	48	83
Interest expense	30	27	3	17	10
Deferral of acquisition costs	(256)	(199)	(57)	(80)	(119)
Amortization of acquisition costs	131	131	—	74	57
General and administrative expenses (2)	668	461	207	206	255

Total benefits and expenses	1,823	761	1,062	426	335

Adjusted operating income before income taxes	298	251	47	133	118

	Three Months Ended March 31, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	935	117	818	92	25
Policy charges and fee income	504	430	74	261	169
Net investment income	433	282	151	125	157
Asset management fees, commissions and other income	136	127	9	54	73

Total revenues	2,008	956	1,052	532	424

Benefits and Expenses (1):
Insurance and annuity benefits	1,052	225	827	163	62
Interest credited to policyholders’ account balances	177	126	51	42	84
Interest expense	25	20	5	15	5
Deferral of acquisition costs	(165)	(157)	(8)	(74)	(83)
Amortization of acquisition costs	127	126	1	72	54
General and administrative expenses (2)	537	399	138	197	202

Total benefits and expenses	1,753	739	1,014	415	324

Adjusted operating income before income taxes	255	217	38	117	100

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $11 million for the three months ended March 31, 2006 and $8 million for the three months ended March 31, 2005 for the amortization, net of interest, of value of business acquired (VOBA) associated with the acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		SALES AND ACCOUNT VALUES:

		Variable Annuities:
50,778	47,418	Beginning total account value	47,418	46,386	47,402	49,484	50,778
2,129	1,433	Sales	1,433	1,779	1,930	1,964	2,129
(1,585)	(1,388)	Surrenders and withdrawals	(1,388)	(1,470)	(1,397)	(1,436)	(1,585)

544	45	Net sales	45	309	533	528	544
(198)	(145)	Benefit payments	(145)	(148)	(151)	(158)	(198)

346	(100)	Net flows	(100)	161	382	370	346
2,241	(774)	Change in market value, interest credited, and other	(774)	1,015	1,876	1,106	2,241
(184)	(158)	Policy charges	(158)	(160)	(176)	(182)	(184)

53,181	46,386	Ending total account value	46,386	47,402	49,484	50,778	53,181

		Fixed Annuities:
3,991	3,879	Beginning total account value	3,879	3,879	4,064	4,033	3,991
28	52	Sales	52	243	39	27	28
(69)	(56)	Surrenders and withdrawals	(56)	(53)	(56)	(66)	(69)

(41)	(4)	Net sales (redemptions)	(4)	190	(17)	(39)	(41)
(43)	(41)	Benefit payments	(41)	(43)	(35)	(41)	(43)

(84)	(45)	Net flows	(45)	147	(52)	(80)	(84)
35	46	Interest credited and other	46	40	22	39	35
(1)	(1)	Policy charges	(1)	(2)	(1)	(1)	(1)

3,941	3,879	Ending total account value	3,879	4,064	4,033	3,991	3,941

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
405	348	Prudential Agents	348	382	373	391	405
194	94	Wirehouses	94	123	149	176	194
1,558	1,043	Independent Financial Planners (2)	1,043	1,517	1,447	1,424	1,558

2,157	1,485	Total	1,485	2,022	1,969	1,991	2,157

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):

		Return of net deposits:
		Account value	25,453	26,224	27,646	28,290	29,988
		Net amount at risk	2,499	2,346	2,085	1,974	1,751
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	15,454	15,814	16,528	17,022	17,755
		Net amount at risk	2,239	2,183	1,918	1,809	1,600

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	5,990	6,368	6,823	7,162	7,738
		Guaranteed minimum withdrawal benefits	629	700	765	815	885
		Guaranteed minimum income benefits	2,567	2,756	2,941	3,052	3,203
		Guaranteed minimum withdrawal & income benefits	60	869	1,870	2,951	4,155

		Total	9,246	10,693	12,399	13,980	15,981

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		SALES:

		Excluding corporate-owned life insurance:
21	19	Variable life	19	18	19	27	21
40	51	Universal life	51	53	54	56	40
31	29	Term life	29	30	30	33	31

92	99	Total excluding corporate-owned life insurance	99	101	103	116	92
1	1	Corporate-owned life insurance	1	1	3	2	1

93	100	Total	100	102	106	118	93

		SALES BY DISTRIBUTION CHANNEL:

		Excluding corporate-owned life insurance:
45	60	Prudential Agents	60	54	48	50	45
47	39	Third party distribution	39	47	55	66	47
1	1	Corporate-owned life insurance	1	1	3	2	1

93	100	Total	100	102	106	118	93

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (1):
5,694	5,284	Beginning balance	5,284	5,424	5,532	5,619	5,694
307	289	Premiums and deposits	289	343	287	289	307
(242)	(173)	Surrenders and withdrawals	(173)	(214)	(212)	(216)	(242)

65	116	Net sales	116	129	75	73	65
(37)	(31)	Benefit payments	(31)	(27)	(29)	(39)	(37)

28	85	Net flows	85	102	46	34	28
83	56	Interest credited and other	56	11	42	45	83
55	45	Net transfers from separate account	45	44	50	49	55
(58)	(46)	Policy charges	(46)	(49)	(51)	(53)	(58)

5,802	5,424	Ending balance	5,424	5,532	5,619	5,694	5,802

		Separate Account Liabilities:
16,170	15,180	Beginning balance	15,180	14,912	15,207	15,808	16,170
301	310	Premiums and deposits	310	331	308	407	301
(177)	(141)	Surrenders and withdrawals	(141)	(157)	(206)	(149)	(177)

124	169	Net sales	169	174	102	258	124
(9)	(10)	Benefit payments	(10)	1	(4)	(5)	(9)

115	159	Net flows	159	175	98	253	115
653	(181)	Change in market value, interest credited and other	(181)	364	756	359	653
(55)	(45)	Net transfers to general account	(45)	(44)	(50)	(49)	(55)
(201)	(201)	Policy charges	(201)	(200)	(203)	(201)	(201)

16,682	14,912	Ending balance	14,912	15,207	15,808	16,170	16,682

		FACE AMOUNT IN FORCE (2):
		Variable life	144,751	144,147	143,186	142,408	141,962
		Universal life	15,720	16,854	17,862	18,835	19,639
		Term life	170,311	181,216	190,913	201,139	210,589

		Total	330,782	342,217	351,961	362,382	372,190

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,231	9,613	Beginning balance	9,613	9,662	9,782	9,437	9,231
74	185	Premiums and deposits	185	308	87	69	74
(273)	(239)	Surrenders and withdrawals	(239)	(244)	(202)	(250)	(273)

(199)	(54)	Net sales (redemptions)	(54)	64	(115)	(181)	(199)
(94)	(82)	Benefit payments	(82)	(82)	(67)	(72)	(94)

(293)	(136)	Net flows	(136)	(18)	(182)	(253)	(293)
86	90	Interest credited and other	90	92	91	88	86
(173)	97	Net transfers (to) from separate account	97	48	(252)	(39)	(173)
(1)	(2)	Policy charges	(2)	(2)	(2)	(2)	(1)

8,850	9,662	Ending balance	9,662	9,782	9,437	9,231	8,850

		Account Values in Separate Account:
45,538	41,684	Beginning balance	41,684	40,602	41,684	44,080	45,538
2,083	1,300	Premiums and deposits	1,300	1,714	1,882	1,922	2,083
(1,380)	(1,206)	Surrenders and withdrawals	(1,206)	(1,279)	(1,251)	(1,252)	(1,380)

703	94	Net sales	94	435	631	670	703
(147)	(104)	Benefit payments	(104)	(109)	(118)	(127)	(147)

556	(10)	Net flows	(10)	326	513	543	556
2,190	(818)	Change in market value, interest credited and other	(818)	964	1,806	1,057	2,190
173	(97)	Net transfers (to) from general account	(97)	(48)	252	39	173
(185)	(157)	Policy charges	(157)	(160)	(175)	(181)	(185)

48,272	40,602	Ending balance	40,602	41,684	44,080	45,538	48,272

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE:
3,187	3,151	Beginning balance	3,151	3,210	3,162	3,158	3,187
80	74	Capitalization	74	79	79	82	80
(74)	(72)	Amortization - operating results	(72)	(70)	(152)	(75)	(74)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
60	57	Impact of unrealized (gains) or losses on AFS securities	57	(57)	69	22	60

3,253	3,210	Ending balance	3,210	3,162	3,158	3,187	3,253

		INDIVIDUAL ANNUITIES:
1,256	907	Beginning balance	907	1,012	1,049	1,155	1,256
119	83	Capitalization	83	117	108	113	119
(57)	(54)	Amortization - operating results	(54)	(55)	(27)	(37)	(57)
—	(1)	Amortization - realized investment gains and losses	(1)	2	(4)	2	—
19	77	Impact of unrealized (gains) or losses on AFS securities	77	(27)	29	23	19

1,337	1,012	Ending balance	1,012	1,049	1,155	1,256	1,337

		GROUP INSURANCE:
170	111	Beginning balance	111	118	155	169	170
57	8	Capitalization	8	38	15	1	57
—	(1)	Amortization - operating results	(1)	(1)	(1)	—	—
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

227	118	Ending balance	118	155	169	170	227

		TOTAL INSURANCE DIVISION:
4,613	4,169	Beginning balance	4,169	4,340	4,366	4,482	4,613
256	165	Capitalization	165	234	202	196	256
(131)	(127)	Amortization - operating results	(127)	(126)	(180)	(112)	(131)
—	(1)	Amortization - realized investment gains and losses	(1)	2	(4)	2	—
79	134	Impact of unrealized (gains) or losses on AFS securities	134	(84)	98	45	79

4,817	4,340	Ending balance	4,340	4,366	4,482	4,613	4,817

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		Individual Life Insurance:

		Policy Surrender Experience:

191	155	Cash value of surrenders	155	166	214	163	191

3.7%	3.2%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.2%	3.4%	4.3%	3.2%	3.7%

		Death benefits per $1,000 of in force (1):
2.87	3.10	Variable and universal life	3.10	2.88	2.95	3.04	2.87
1.09	1.37	Term life	1.37	1.32	1.27	0.89	1.09
2.50	2.74	Total, Individual Life Insurance	2.74	2.67	2.63	2.63	2.50

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
206	274	Group life	274	30	32	34	206
74	76	Group disability (1)	76	46	15	17	74

280	350	Total	350	76	47	51	280

		Future Policy Benefits (2):
		Group life	1,891	1,906	1,872	2,076	2,038
		Group disability (1)	362	375	395	413	474

		Total	2,253	2,281	2,267	2,489	2,512

		Policyholders’ Account Balances (2):
		Group life	4,516	4,504	4,486	4,844	4,864
		Group disability (1)	74	85	90	98	95

		Total	4,590	4,589	4,576	4,942	4,959

		Separate Account Liabilities (2):
		Group life	12,832	15,954	15,983	15,811	21,156
		Group disability (1)	—	—	—	—	—

		Total	12,832	15,954	15,983	15,811	21,156

		Group Life Insurance:
791	694	Gross premiums, policy charges and fee income (3)	694	683	668	964	791
755	714	Earned premiums, policy charges and fee income	714	707	694	707	755
92.1%	90.1%	Benefits ratio	90.1%	89.7%	89.5%	86.4%	92.1%
9.4%	8.9%	Administrative operating expense ratio	8.9%	9.7%	10.3%	7.3%	9.4%
		Persistency ratio	96.8%	96.4%	95.6%	95.2%	96.5%

		Group Disability Insurance (1):
199	188	Gross premiums, policy charges and fee income (3)	188	210	193	190	199
189	178	Earned premiums, policy charges and fee income	178	195	184	182	189
87.3%	102.8%	Benefits ratio	102.8%	94.9%	91.3%	92.9%	87.3%
21.6%	22.3%	Administrative operating expense ratio	22.3%	19.1%	20.7%	21.6%	21.6%
		Persistency ratio	91.6%	90.2%	87.1%	85.4%	94.2%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2005				2006
2006	2005			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
92	41	124%	Premiums	41	103	106	70	92
48	46	4%	Policy charges and fee income	46	48	46	48	48
853	770	11%	Net investment income	770	765	810	820	853
741	616	20%	Asset management fees, commissions and other income	616	592	648	645	741

1,734	1,473	18%	Total revenues	1,473	1,508	1,610	1,583	1,734

			Benefits and Expenses (1):
269	215	25%	Insurance and annuity benefits	215	272	296	266	269
429	384	12%	Interest credited to policyholders’ account balances	384	397	431	421	429
46	22	109%	Interest expense	22	25	23	45	46
(22)	(17)	-29%	Deferral of acquisition costs	(17)	(16)	(13)	(15)	(22)
13	14	-7%	Amortization of acquisition costs	14	14	13	13	13
759	551	38%	General and administrative expenses	551	666	603	857	759

1,494	1,169	28%	Total benefits and expenses	1,169	1,358	1,353	1,587	1,494

240	304	-21%	Adjusted operating income before income taxes	304	150	257	(4)	240

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Three Months Ended March 31, 2006
	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	92	—	—	92
Policy charges and fee income	48	—	—	48
Net investment income	853	42	9	802
Asset management fees, commissions and other income	741	460	169	112

Total revenues	1,734	502	178	1,054

Benefits and Expenses (1):
Insurance and annuity benefits	269	—	—	269
Interest credited to policyholders’ account balances	429	—	—	429
Interest expense	46	6	—	40
Deferral of acquisition costs	(22)	(5)	—	(17)
Amortization of acquisition costs	13	7	—	6
General and administrative expenses	759	325	244	190

Total benefits and expenses	1,494	333	244	917

Adjusted operating income before income taxes	240	169	(66)	137

	Three Months Ended March 31, 2005
	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	41	—	—	41
Policy charges and fee income	46	—	—	46
Net investment income	770	27	1	742
Asset management fees, commissions and other income	616	391	111	114

Total revenues	1,473	418	112	943

Benefits and Expenses (1):
Insurance and annuity benefits	215	—	—	215
Interest credited to policyholders’ account balances	384	—	—	384
Interest expense	22	3	—	19
Deferral of acquisition costs	(17)	(4)	—	(13)
Amortization of acquisition costs	14	9	—	5
General and administrative expenses	551	276	97	178

Total benefits and expenses	1,169	284	97	788

Adjusted operating income before income taxes	304	134	15	155

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in millions)

Year-to-date		% Change		2005				2006
2006	2005			1Q	2Q	3Q	4Q	1Q
			Asset Management Segment:

			Analysis of revenues by source:
			Investment Management and Advisory Services:
65	58	12%	Retail customers	58	57	60	69	65
194	134	45%	Institutional customers	134	149	151	159	194
68	65	5%	General account	65	65	63	64	68

327	257	27%	Subtotal	257	271	274	292	327
175	161	9%	Mutual Fund, managed account and other revenues (1)	161	130	167	144	175

502	418	20%	Total Asset Management segment revenues	418	401	441	436	502

			Analysis of asset management fees, commissions and other income by type:
			Investment Management and Advisory Services:
291	226	29%	Asset-based fees	226	247	249	253	291
29	21	38%	Transaction-based and other revenues	21	19	14	28	29

320	247	30%	Subtotal	247	266	263	281	320
140	144	-3%	Mutual Fund, managed account and other revenues (1)	144	120	145	125	140

460	391	18%	Total	391	386	408	406	460

(1)	Represents mutual fund, managed account and other revenues other than asset management fees, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	March 31, 2006
	Equity	Fixed Income	Real Estate	Total
Retail customers	55.4	19.1	1.1	75.6
Institutional customers	51.2	68.6	18.9	138.7
General account	3.8	152.9	1.1	157.8

Total	110.4	240.6	21.1	372.1

	March 31, 2005
	Equity	Fixed Income	Real Estate	Total
Retail customers	45.1	18.6	1.1	64.8
Institutional customers	40.7	63.7	14.6	119.0
General account	3.0	151.1	1.2	155.3

Total	88.8	233.4	16.9	339.1

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
101.3	84.8	Beginning assets under management	84.8	85.7	91.1	95.0	101.3
7.3	3.5	Additions to managed portfolio (1)	3.5	5.0	7.1	7.3	7.3
(4.0)	(2.2)	Withdrawals	(2.2)	(2.1)	(5.1)	(3.1)	(4.0)
1.9	(0.6)	Change in market value	(0.6)	2.7	2.2	2.0	1.9
0.2	0.2	Net money market flows	0.2	(0.2)	(0.3)	0.1	0.2

106.7	85.7	Ending assets under management	85.7	91.1	95.0	101.3	106.7
32.0	33.3	Other institutional assets under management	33.3	34.2	34.8	33.4	32.0

138.7	119.0	Total assets managed for institutional customers at end of period	119.0	125.3	129.8	134.7	138.7

(1)	Additions to managed portfolio include $1.2 billion for the year ended December 31, 2005, $.8 billion for the quarter ended December 31, 2005 and $1.4 billion for the quarter ended March 31, 2006, for assets transferred from the Retirement segment.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS

(in millions)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		Mutual Funds Assets Under Management:
31,336	30,686	Beginning total mutual funds assets	30,686	29,894	30,446	31,050	31,336
1,380	874	Sales (other than money market)	874	1,288	1,023	1,387	1,380
(1,614)	(1,592)	Redemptions (other than money market)	(1,592)	(1,582)	(1,893)	(1,618)	(1,614)
1,199	(500)	Reinvestment of distributions and change in market value	(500)	1,174	1,691	445	1,199
276	426	Net money market sales	426	(328)	(217)	72	276

32,577	29,894	Ending total mutual funds assets	29,894	30,446	31,050	31,336	32,577

(234)	(718)	Net mutual funds redemptions other than money market	(718)	(294)	(870)	(231)	(234)

		Wrap-fee Products Assets Under Administration:
55,191	41,254	Beginning total wrap-fee product assets	41,254	43,054	46,621	51,752	55,191
7,207	5,672	Sales	5,672	5,623	5,418	5,492	7,207
(4,331)	(2,837)	Redemptions	(2,837)	(2,735)	(2,608)	(3,177)	(4,331)
2,759	(1,035)	Reinvestment of distributions and change in market value	(1,035)	679	2,321	1,124	2,759

60,826	43,054	Ending total wrap-fee product assets	43,054	46,621	51,752	55,191	60,826

2,876	2,835	Net wrap-fee product sales	2,835	2,888	2,810	2,315	2,876

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL

		Mutual funds, excluding wrap-fee products (1):
105	104	Prudential Agents	104	93	82	83	105
1,271	764	Third party distributors	764	1,041	938	1,299	1,271
4	6	Other	6	154	3	5	4

1,380	874	Total	874	1,288	1,023	1,387	1,380

		Wrap-fee products:
196	175	Prudential Agents	175	174	192	167	196
7,011	5,497	Third party distributors (2)	5,497	5,449	5,226	5,325	7,011

7,207	5,672	Total	5,672	5,623	5,418	5,492	7,207

(1)	Other than money market.
(2)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee commencing July 1, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
72	56	Net investment income	56	61	65	70	72
483	482	Commissions	482	457	464	449	483
503	443	Fees	443	455	459	485	503
53	29	Other non-interest revenues	29	41	53	47	53

1,111	1,010	Total revenues	1,010	1,014	1,041	1,051	1,111
		Expenses:
933	871	Expenses before transition costs	871	885	881	892	933
—	28	Transition costs	28	37	—	—	—

933	899	Total expenses	899	922	881	892	933

178	111	Income before income taxes	111	92	160	159	178

68	42	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	42	35	61	60	68
1	(3)	Purchase accounting and related adjustments	(3)	(2)	(2)	1	1

69	39	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	39	33	59	61	69

		Recurring revenue as a percentage of total non-interest revenue (1)	47.1%	47.6%	47.7%	48.2%	48.4%

		Total client assets ($ in billions) (2)	644.7	655.6	683.1	683.6	688.7

		Distribution representatives (2):
		Series 7 Financial Advisors	7,883	7,833	7,941	8,028	7,926
		Series 6 Financial Representatives	2,451	2,456	2,493	2,458	2,454

		Customer debit balances ($ in billions) (2)	5.8	5.7	5.6	5.8	5.4

(107)	12	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	12	(98)	37	(206)	(107)

(1)	Calculated on a YTD annualized basis.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Full Service:

88,385	83,891	Beginning total account value	83,891	83,927	85,331	88,337	88,385
5,381	3,784	Sales	3,784	2,667	3,509	3,046	5,381
(5,471)	(3,349)	Withdrawals and benefits	(3,349)	(2,837)	(3,202)	(4,530)	(5,471)
3,559	(399)	Change in market value, interest credited and interest income	(399)	1,574	2,699	1,532	3,559

91,854	83,927	Ending total account value	83,927	85,331	88,337	88,385	91,854

(90)	435	Net sales (withdrawals)	435	(170)	307	(1,484)	(90)

		Stable value account values included above	31,575	31,937	31,967	31,266	30,696

		Institutional Investment Products:

48,080	47,680	Beginning total account value	47,680	47,698	48,612	48,917	48,080
1,536	1,243	Sales	1,243	1,235	802	785	1,536
(2,452)	(1,181)	Withdrawals and benefits (1)	(1,181)	(1,222)	(896)	(2,234)	(2,452)
182	318	Change in market value, interest credited and interest income	318	1,128	311	562	182
(131)	(362)	Other (2)	(362)	(227)	88	50	(131)

47,215	47,698	Ending total account value	47,698	48,612	48,917	48,080	47,215

(916)	62	Net sales (withdrawals)	62	13	(94)	(1,449)	(916)

(1)	Withdrawals and benefits include $1.2 billion for the year ended December 31, 2005, $.8 billion for the quarter ended December 31, 2005 and $1.4 billion for the quarter ended March 31, 2006, for assets transferred to the Asset Management segment.
(2)	Represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2005				2006
2006	2005			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
1,539	1,532	—	Premiums	1,532	1,526	1,546	1,418	1,539
76	71	7%	Policy charges and fee income	71	66	67	60	76
330	305	8%	Net investment income	305	315	333	371	330
160	120	33%	Asset management fees, commissions and other income	120	87	114	151	160

2,105	2,028	4%	Total revenues	2,028	1,994	2,060	2,000	2,105

			Benefits and Expenses (1):
1,230	1,237	-1%	Insurance and annuity benefits	1,237	1,176	1,234	1,142	1,230
57	48	19%	Interest credited to policyholders’ account balances	48	55	54	50	57
3	6	-50%	Interest expense	6	6	7	3	3
(256)	(257)	—	Deferral of acquisition costs	(257)	(261)	(243)	(242)	(256)
116	107	8%	Amortization of acquisition costs	107	104	90	89	116
573	577	-1%	General and administrative expenses	577	568	535	581	573

1,723	1,718	—	Total benefits and expenses	1,718	1,648	1,677	1,623	1,723

382	310	23%	Adjusted operating income before income taxes	310	346	383	377	382

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Three Months Ended March 31, 2006
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,539	989	550	—
Policy charges and fee income	76	58	18	—
Net investment income	330	156	167	7
Asset management fees, commissions and other income	160	14	3	143

Total revenues	2,105	1,217	738	150

Benefits and Expenses (1):
Insurance and annuity benefits	1,230	769	461	—
Interest credited to policyholders’ account balances	57	27	30	—
Interest expense	3	3	—	—
Deferral of acquisition costs	(256)	(191)	(65)	—
Amortization of acquisition costs	116	91	25	—
General and administrative expenses	573	290	177	106

Total benefits and expenses	1,723	989	628	106

Adjusted operating income before income taxes	382	228	110	44

	Three Months Ended March 31, 2005
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,532	964	568	—
Policy charges and fee income	71	53	18	—
Net investment income	305	144	156	5
Asset management fees, commissions and other income	120	(2)	(1)	123

Total revenues	2,028	1,159	741	128

Benefits and Expenses (1):
Insurance and annuity benefits	1,237	770	467	—
Interest credited to policyholders’ account balances	48	25	23	—
Interest expense	6	6	(1)	1
Deferral of acquisition costs	(257)	(195)	(62)	—
Amortization of acquisition costs	107	76	31	—
General and administrative expenses	577	298	177	102

Total benefits and expenses	1,718	980	635	103

Adjusted operating income before income taxes	310	179	106	25

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contract holder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		Japanese Yen Basis Results (1):
		Revenues (2):
¥98,534	¥90,086	Japanese insurance operations excluding Gibraltar Life	¥90,086	¥82,958	¥85,595	¥92,934	¥98,534
85,353	77,620	Gibraltar Life	77,620	85,990	93,622	82,109	85,353

183,887	167,706	Total revenues, Japan, yen basis	167,706	168,948	179,217	175,043	183,887

		Benefits and Expenses (2):
77,842	73,354	Japanese insurance operations excluding Gibraltar Life	73,354	65,271	64,755	71,278	77,842
73,343	66,152	Gibraltar Life	66,152	70,197	78,069	69,706	73,343

151,185	139,506	Total benefits and expenses, Japan, yen basis	139,506	135,468	142,824	140,984	151,185

		Adjusted operating income (3):
20,692	16,732	Japanese insurance operations excluding Gibraltar Life	16,732	17,687	20,840	21,656	20,692
12,010	11,468	Gibraltar Life	11,468	15,793	15,553	12,403	12,010

¥32,702	¥28,200	Total adjusted operating income, Japan, yen basis	¥28,200	¥33,480	¥36,393	¥34,059	¥32,702

		U.S. Dollar adjusted operating income (4):
$196	$154	Japanese insurance operations excluding Gibraltar Life	$154	$159	$190	$197	$196
110	106	Gibraltar Life	106	144	141	111	110

306	260	Total adjusted operating income, Japan, U.S. dollar basis	260	303	331	308	306
32	25	All other countries	25	24	27	32	32

$338	$285	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$285	$327	$358	$340	$338

(1)	Data for certain earlier periods has been updated to reflect calculation refinements for purposes of comparability with current period amounts.
(2)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contract holder liabilities due to asset value changes.
(3)	Adjusted operating income on yen basis excludes impact of currency hedging.
(4)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2005				2006
2006	2005		1Q	2Q	3Q	4Q	1Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
731	741	Japan, excluding Gibraltar Life	741	670	658	630	731
568	586	Gibraltar Life	586	634	665	543	568
316	276	All other countries	276	287	290	304	316

1,615	1,603	Total	1,603	1,591	1,613	1,477	1,615

		Annualized new business premiums:
138	171	Japan, excluding Gibraltar Life	171	179	117	109	138
73	71	Gibraltar Life	71	96	82	74	73
78	66	All other countries	66	68	64	82	78

289	308	Total	308	343	263	265	289

		Constant exchange rate basis (2)(3):

		Net premiums, policy charges and fee income:
778	707	Japan, excluding Gibraltar Life	707	655	664	670	778
602	555	Gibraltar Life	555	613	669	566	602
304	273	All other countries	273	284	292	308	304

1,684	1,535	Total	1,535	1,552	1,625	1,544	1,684

		Annualized new business premiums:
145	167	Japan, excluding Gibraltar Life	167	176	119	113	145
76	68	Gibraltar Life	68	92	82	77	76
74	65	All other countries	65	69	63	84	74

295	300	Total	300	337	264	274	295

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2005.
(3)	Data for certain earlier periods has been updated to reflect calculation refinements for purposes of comparability with current period amounts.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2005				2006
	1Q	2Q	3Q	4Q	1Q
Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	185	188	191	194	198
Gibraltar Life	184	181	180	179	179
All other countries	82	85	86	88	90

Total	451	454	457	461	467

Number of individual policies in force at end of period (in thousands) (2)(3):
Japan, excluding Gibraltar Life	1,860	1,901	1,927	1,956	1,996
Gibraltar Life	4,230	3,961	3,938	3,915	3,890
All other countries	1,000	1,036	1,064	1,098	1,137

Total	7,090	6,898	6,929	6,969	7,023

International insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.9%	93.1%	93.3%	93.0%	92.8%
25 months	86.2%	86.2%	86.6%	87.1%	87.1%

Gibraltar Life:
13 months	94.2%	94.3%	94.2%	94.2%	94.3%
25 months	85.0%	85.8%	86.4%	87.3%	87.7%

Number of Life Planners at end of period (4):
Japan	2,665	2,603	2,752	2,753	2,855
All other countries	2,890	2,926	2,950	2,941	2,910

Total	5,555	5,529	5,702	5,694	5,765

(1)	Translated based on exchange rates as of December 31, 2005.
(2)	At end of period; direct life and annuity business only.
(3)	Data for certain earlier periods has been updated to reflect calculation refinements for purposes of comparability with current period amounts.
(4)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2006					December 31, 2005
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses			Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total				Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	123,411	36,471	86,940	58.3%		123,679	36,133	87,546	58.6%
Public, held to maturity, at amortized cost	3,260	—	3,260	2.2%		3,135	—	3,135	2.1%
Private, available for sale, at fair value	29,889	12,601	17,288	11.6%		31,012	13,361	17,651	11.8%
Private, held to maturity, at amortized cost	277	—	277	0.2%		227	—	227	0.2%
Trading account assets supporting insurance liabilities, at fair value	13,877	—	13,877	9.3%		13,781	—	13,781	9.2%
Other trading account assets, at fair value	126	—	126	0.1%		124	—	124	0.1%
Equity securities, available for sale, at fair value	5,487	3,341	2,146	1.4%		5,008	2,968	2,040	1.4%
Commercial loans	22,988	7,154	15,834	10.6%		23,045	7,264	15,781	10.5%
Policy loans	8,497	5,403	3,094	2.1%		8,370	5,403	2,967	2.0%
Other long-term investments (1)	4,857	897	3,960	2.7%		4,698	973	3,725	2.5%
Short-term investments	3,683	1,431	2,252	1.5%		3,850	1,394	2,456	1.6%

Subtotal (2)	216,352	67,298	149,054	100.0%		216,929	67,496	149,433	100.0%

Invested assets of other entities and operations (3)	5,853	—	5,853			4,472	—	4,472

Total investments	222,205	67,298	154,907			221,401	67,496	153,905

Fixed Maturities by Credit Quality (2):

	March 31, 2006					December 31, 2005
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	70,005	1,656	542	71,119	78.9%	68,533	2,289	304	70,518	77.8%
2 Baa	14,386	545	255	14,676	16.3%	15,439	747	139	16,047	17.7%

Subtotal Investment Grade	84,391	2,201	797	85,795	95.2%	83,972	3,036	443	86,565	95.5%

3 Ba	2,734	107	34	2,807	3.1%	2,715	124	43	2,796	3.1%
4 B	1,372	78	27	1,423	1.6%	1,109	72	20	1,161	1.3%
5 C and lower	105	7	4	108	0.1%	103	6	5	104	0.1%
6 In or near default	35	7	1	41	0.0%	28	10	1	37	0.0%

Subtotal Below Investment Grade	4,246	199	66	4,379	4.8%	3,955	212	69	4,098	4.5%

Total	88,637	2,400	863	90,174	100.0%	87,927	3,248	512	90,663	100.0%

Private Fixed Maturities:
NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	5,606	214	57	5,763	32.8%	5,626	270	27	5,869	32.8%
2 Baa	9,372	381	113	9,640	54.9%	9,436	522	62	9,896	55.4%

Subtotal Investment Grade	14,978	595	170	15,403	87.7%	15,062	792	89	15,765	88.2%

3 Ba	1,132	53	12	1,173	6.7%	1,107	44	7	1,144	6.4%
4 B	557	24	6	575	3.3%	507	33	5	535	3.0%
5 C and lower	325	22	6	341	1.9%	339	22	2	359	2.0%
6 In or near default	66	4	1	69	0.4%	70	8	2	76	0.4%

Subtotal Below Investment Grade	2,080	103	25	2,158	12.3%	2,023	107	16	2,114	11.8%

Total	17,058	698	195	17,561	100.0%	17,085	899	105	17,879	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(3)	Includes assets of our securities brokerage, securities trading, banking and asset management operations and real estate and relocation services. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of March 31, 2006 and December 31, 2005, respectively, 199 securities with amortized cost of $4,289 million (fair value $4,271 million) and 205 securities with amortized cost of $3,640 million (fair value, $3,689 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	31,379	69.8%	30,933	70.0%
Public, held to maturity, at amortized cost	3,260	7.3%	3,135	7.1%
Private, available for sale, at fair value	2,870	6.4%	2,659	6.0%
Private, held to maturity, at amortized cost	277	0.6%	227	0.5%
Trading account assets supporting insurance liabilities, at fair value	1,066	2.4%	1,022	2.3%
Other trading account assets, at fair value	28	0.1%	26	0.1%
Equity securities, available for sale, at fair value	1,858	4.1%	1,732	3.9%
Commercial loans	2,310	5.1%	2,278	5.2%
Policy loans	974	2.2%	943	2.1%
Other long-term investments (1)	871	1.9%	941	2.1%
Short-term investments	40	0.1%	326	0.7%

Total	44,933	100.0%	44,222	100.0%

	March 31, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	55,561	53.4%	56,613	53.8%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	14,418	13.8%	14,992	14.3%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	12,811	12.3%	12,759	12.1%
Other trading account assets, at fair value	98	0.1%	98	0.1%
Equity securities, available for sale, at fair value	288	0.3%	308	0.3%
Commercial loans	13,524	13.0%	13,503	12.9%
Policy loans	2,120	2.0%	2,024	1.9%
Other long-term investments (1)	3,089	3.0%	2,784	2.6%
Short-term investments	2,212	2.1%	2,130	2.0%

Total	104,121	100.0%	105,211	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2006			2005 (4)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.75%	1,256	(67)	4.58%	1,150	39
Equity securities	2.97%	12	66	3.40%	13	2
Commercial loans	6.12%	181	(4)	7.10%	195	(3)
Policy loans	4.86%	37	—	4.65%	34	—
Short-term investments and cash equivalents	4.18%	71	—	2.02%	39	5
Other investments	10.41%	100	85	6.20%	64	188

Gross investment income before investment expenses	5.02%	1,657	80	4.75%	1,495	231
Investment expenses	-0.23%	(145)	—	-0.22%	(101)	—

Subtotal	4.79%	1,512	80	4.53%	1,394	231

Investment results of other entities and operations (2)		295	36		239	39
Less, investment income relating to divested businesses		(6)			(8)

Total		1,801	116		1,625	270

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contract holders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contract holders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contract holders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2006			2005 (2)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.44%	225	6	2.14%	203	(40)
Equity securities	2.26%	8	52	2.23%	8	2
Commercial loans	3.27%	19	5	4.12%	33	(2)
Policy loans	3.61%	9	—	3.30%	8	—
Short-term investments and cash equivalents	3.05%	3	—	0.32%	1	5
Other investments	16.97%	30	(31)	8.01%	29	77

Gross investment income before investment expenses	2.75%	294	32	2.45%	282	42
Investment expenses	-0.18%	(22)	—	-0.19%	(22)	—

Total	2.57%	272	32	2.26%	260	42

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contract holders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2006			2005 (3)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.06%	1,031	(73)	6.13%	947	79
Equity securities	7.28%	4	14	18.74%	5	—
Commercial loans	6.81%	162	(9)	8.31%	162	(1)
Policy loans	5.44%	28	—	5.38%	26	—
Short-term investments and cash equivalents	4.29%	68	—	2.41%	38	—
Other investments	8.86%	70	116	5.16%	35	111

Gross investment income before investment expenses	6.17%	1,363	48	6.12%	1,213	189
Investment expenses	-0.26%	(123)	—	-0.23%	(79)	—

Total	5.91%	1,240	48	5.89%	1,134	189

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contract holders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contract holders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
7,794	Premiums	2,167	2,174	2,148	2,181	2,503	2,561	2,558	2,430
1,978	Policy charges and fee income	559	590	610	626	617	615	668	629
4,913	Net investment income	1,245	1,448	1,491	1,544	1,625	1,644	1,731	1,810
3,258	Asset management fees, commissions and other income	673	797	743	852	848	852	960	948

17,943	Total revenues	4,644	5,009	4,992	5,203	5,593	5,672	5,917	5,817

	Benefits and Expenses (1):
8,104	Insurance and annuity benefits	2,250	2,189	2,202	2,190	2,520	2,495	2,480	2,419
1,718	Interest credited to policyholders’ account balances	434	592	589	605	605	626	653	632
200	Interest expense	53	57	83	103	111	134	143	180
(1,270)	Deferral of acquisition costs	(388)	(373)	(360)	(407)	(422)	(496)	(444)	(439)
533	Amortization of acquisition costs	192	190	212	172	235	232	271	172
6,688	General and administrative expenses	1,553	1,711	1,630	1,853	1,658	1,860	1,783	2,039

15,973	Total benefits and expenses	4,094	4,366	4,356	4,516	4,707	4,851	4,886	5,003

1,970	Adjusted operating income before income taxes	550	643	636	687	886	821	1,031	814

	Items excluded from adjusted operating income before income taxes:
(156)	Realized investment gains (losses), net, and related adjustments	9	155	50	(132)	257	322	90	3
(43)	Related charges	(8)	(12)	(12)	(26)	(21)	(73)	(10)	(4)

(199)	Total realized investment gains (losses), net, and related charges and adjustments	1	143	38	(158)	236	249	80	(1)

—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	48	(325)	206	16	(132)	190	(99)	8
—	Change in experience-rated contractholder liabilities due to asset value changes	(48)	186	(98)	(39)	88	(145)	47	(34)
(158)	Divested businesses	(16)	(3)	(16)	2	(5)	3	(3)	(45)

(357)	Total items excluded from adjusted operating income before income taxes	(15)	1	130	(179)	187	297	25	(72)

1,613	Income from continuing operations before income taxes	535	644	766	508	1,073	1,118	1,056	742
531	Income tax expense (benefit)	159	134	204	125	306	320	(280)	362

1,082	Income from continuing operations	376	510	562	383	767	798	1,336	380

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
3,175	Premiums	849	827	837	834	935	938	912	943
1,694	Policy charges and fee income	482	486	514	523	504	505	559	530
1,446	Net investment income	369	378	402	423	433	421	429	428
387	Asset management fees, commissions and other income	150	156	162	151	136	164	181	161

6,702	Total revenues	1,850	1,847	1,915	1,931	2,008	2,028	2,081	2,062

	Benefits and Expenses (1):
3,701	Insurance and annuity benefits	964	913	946	917	1,052	1,029	938	994
663	Interest credited to policyholders’ account balances	180	185	186	182	177	183	180	175
—	Interest expense	1	2	10	19	25	25	31	30
(595)	Deferral of acquisition costs	(182)	(180)	(161)	(168)	(165)	(234)	(202)	(196)
245	Amortization of acquisition costs	108	109	120	66	127	126	180	112
1,900	General and administrative expenses	568	580	569	618	537	633	613	582

5,914	Total benefits and expenses	1,639	1,609	1,670	1,634	1,753	1,762	1,740	1,697

788	Adjusted operating income before income taxes	211	238	245	297	255	266	341	365

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE AND ANNUITIES SEGMENT

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
342	Premiums	95	97	96	109	117	105	110	126
1,432	Policy charges and fee income	411	410	420	422	430	436	483	458
861	Net investment income	234	240	259	278	282	273	282	281
350	Asset management fees, commissions and other income	139	147	153	141	127	154	168	147

2,985	Total revenues	879	894	928	950	956	968	1,043	1,012

	Benefits and Expenses (1):
904	Insurance and annuity benefits	203	197	201	209	225	211	149	214
420	Interest credited to policyholders’ account balances	128	131	133	131	126	131	130	127
(2)	Interest expense	1	1	7	15	20	21	27	28
(561)	Deferral of acquisition costs	(175)	(172)	(155)	(162)	(157)	(196)	(187)	(195)
242	Amortization of acquisition costs	107	108	119	65	126	125	179	112
1,363	General and administrative expenses	430	437	426	449	399	456	464	441

2,366	Total benefits and expenses	694	702	731	707	739	748	762	727

619	Adjusted operating income before income taxes	185	192	197	243	217	220	281	285

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL ANNUITIES

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
64	Premiums	14	17	16	16	25	12	13	17
419	Policy charges and fee income	155	156	157	168	169	178	185	181
453	Net investment income	137	143	155	155	157	153	156	151
199	Asset management fees, commissions and other income	72	71	70	76	73	77	87	83

1,135	Total revenues	378	387	398	415	424	420	441	432

	Benefits and Expenses (1):
200	Insurance and annuity benefits	43	50	55	53	62	51	16	39
268	Interest credited to policyholders’ account balances	89	90	91	88	84	87	87	79
1	Interest expense	1	1	4	3	5	6	9	10
(267)	Deferral of acquisition costs	(98)	(97)	(83)	(75)	(83)	(117)	(108)	(113)
47	Amortization of acquisition costs	37	40	44	4	54	55	27	37
624	General and administrative expenses	208	209	191	203	202	237	249	237

873	Total benefits and expenses	280	293	302	276	324	319	280	289

262	Adjusted operating income before income taxes	98	94	96	139	100	101	161	143

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
4,602	Premiums	1,307	1,317	1,272	1,341	1,532	1,526	1,546	1,418
226	Policy charges and fee income	63	61	55	61	71	66	67	60
778	Net investment income	228	232	240	233	305	315	333	371
216	Asset management fees, commissions and other income	64	107	99	108	120	87	114	151

5,822	Total revenues	1,662	1,717	1,666	1,743	2,028	1,994	2,060	2,000

	Benefits and Expenses (1):
3,540	Insurance and annuity benefits	1,060	1,053	994	1,037	1,237	1,176	1,234	1,142
109	Interest credited to policyholders’ account balances	28	32	31	38	48	55	54	50
3	Interest expense	1	2	1	3	6	6	7	3
(695)	Deferral of acquisition costs	(214)	(194)	(206)	(235)	(257)	(261)	(243)	(242)
284	Amortization of acquisition costs	84	80	92	109	107	104	90	89
1,778	General and administrative expenses	483	480	496	539	577	568	535	581

5,019	Total benefits and expenses	1,442	1,453	1,408	1,491	1,718	1,648	1,677	1,623

803	Adjusted operating income before income taxes	220	264	258	252	310	346	383	377

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contract holder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INVESTMENTS SEGMENT

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
—	Premiums	—	—	—	—	—	—	—	—
—	Policy charges and fee income	—	—	—	—	—	—	—	—
(11)	Net investment income	3	4	4	3	5	5	8	7
252	Asset management fees, commissions and other income	84	110	114	124	123	101	114	124

241	Total revenues	87	114	118	127	128	106	122	131

	Benefits and Expenses (1):
—	Insurance and annuity benefits	—	—	—	—	—	—	—	—
—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—	—
—	Interest expense	1	—	1	—	1	1	1	(1)
—	Deferral of acquisition costs	—	—	—	—	—	—	—	—
—	Amortization of acquisition costs	—	—	—	—	—	—	—	—
257	General and administrative expenses	81	94	98	94	102	86	96	95

257	Total benefits and expenses	82	94	99	94	103	87	97	94

(16)	Adjusted operating income before income taxes	5	20	19	33	25	19	25	37

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contract holder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
(12)	Premiums	(1)	3	(4)	(5)	(5)	(6)	(6)	(1)
(14)	Policy charges and fee income	(4)	(4)	(2)	(5)	(4)	(4)	(4)	(9)
532	Net investment income	119	131	135	137	117	143	159	191
(34)	Asset management fees, commissions and other income	(12)	24	5	(7)	(24)	9	17	(9)

472	Total revenues	102	154	134	120	84	142	166	172

	Benefits and Expenses (1):
72	Insurance and annuity benefits	18	15	25	27	16	18	12	17
—	Interest credited to policyholders’ account balances	—	(1)	—	(3)	(4)	(9)	(12)	(14)
164	Interest expense	42	52	55	60	58	78	82	102
49	Deferral of acquisition costs	16	15	17	15	17	15	14	14
(62)	Amortization of acquisition costs	(15)	(13)	(15)	(12)	(13)	(12)	(12)	(42)
159	General and administrative expenses	18	17	(5)	6	(7)	(7)	32	19

382	Total benefits and expenses	79	85	77	93	67	83	116	96

90	Adjusted operating income before income taxes	23	69	57	27	17	59	50	76

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contract holder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes Realized investment gains (losses), net (other than those representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments), and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contract holder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income does not equate to “Income from continuing operations before income taxes” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

20. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

21. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

KEY DEFINITIONS AND FORMULAS

22. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Single premium business for the Company’s international insurance operations is included in annualized new business premiums based on 10% credit.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 13.00% for the three months ended March 31, 2006, 14.87% for the three months ended March 31, 2005, 7.23% for the three months ended December 31, 2005, 24.16% for the three months ended September 30, 2005 and 15.04% for the three months ended June 30, 2005.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding unrealized gains and losses on investments, and capital debt.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2006

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of May 3, 2006

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3	AA
PRUCO Life Insurance Company	A+	AA-	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA
American Skandia Life Assurance Corporation	A+	AA-	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A1	NR

CREDIT RATINGS:
as of May 3, 2006

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A
Retail Notes	a-	A	A3	NR

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3	AA

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102

Web Site:

www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.